UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2008

ARTHROCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-027422	94-3180312
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Rialto Blvd., Building Two, Suite 100

Austin, TX 78735

(Address of principal executive offices, including zip code)

(512) 391-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 (a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company’s Press Release, dated July 21, 2008, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date: July 20, 2008	By:	/s/ Michael A. Baker
Michael A. Baker
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 21, 2008